UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                September 3, 2002
                                (Date of earliest
                                 event reported)




 Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
 Number                    Principal Executive Offices; and Telephone Number             Identification Number
 ---------------------     ----------------------------------------------------------    ------------------------
 1-16169                   EXELON CORPORATION                                            23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398
 1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321
 1-1401                    PECO ENERGY COMPANY                                           23-0970240
                           (a Pennsylvania corporation)
                           P.O. Box 8699
                           2301 Market Street
                           Philadelphia, Pennsylvania 19101-8699
                           (215) 841-4000



Item 9. Regulation FD Disclosure

During Exelon's investor call on September 3, 2002, Exelon disclosed that anticipated savings from its Cost Management Initiative at Exelon Energy Delivery for 2002 could total approximately $90 million. These savings represent an internal target, which has not been validated. Additionally, the savings have only been partially booked and may included one-time savings rather than sustainable savings. As previously disclosed, Exelon believes that it is on track to exceed its $200 million goal for sustainable savings from its Cost Management Initiative in 2002, and has attained $133 million in savings through July 30, 2002.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation, Commonwealth Edison Company and PECO Energy Company (Registrants). Economic, business, competitive and/or regulatory factors affecting Registrant's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report and those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Registrants do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         EXELON CORPORATION
                                         COMMONWEALTH EDISON COMPANY
                                         PECO ENERGY COMPANY

                                         /S/  Ruth Ann M. Gillis
                                         -----------------------------------
                                         Ruth Ann M. Gillis
                                         Senior Vice President
                                         Exelon Corporation


September 6, 2002